                                                                       Ex. 10.15

   FORM OF ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF CALL OPTION AGREEMENT

[VIE Operating Affiliate], (registered address: [o]) (hereinafter the "PARTICIPANT SHAREHOLDER"), and [Local Advertising Company] (registered address:
[o]) (hereinafter the "NEW TARGET COMPANY"), as independent party, hereby agree to participate in the Call Option Agreement among FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "CALL OPTION AGREEMENT") dated March 28 2005. The Participant Shareholder hereby grant Focus Media Technology with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to [o]% of the equity share of New Target Company held by this company. Once this Acknowledgement Letter is executed by this company, the New Target Company and the newly increase equity share begin to be the "Target Company" and "Option Equity" defined under the Call Option Agreement (hereinafter the "CALL OPTION AGREEMENT") entered into between this company, Focus Media Technology and other relevant parties dated March 28 2005; and this company immediately make the same representations and warranties in respect to the New Target Company and relevant equity Call Option as this company made under the Call Option Agreement in respect to the defined Target Company and Call Option and undertake the same obligations therein.

[VIE Operating Affiliate]
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:


[Local Advertising Company]
(Company chop)

Signature by:
             ---------------------
Name:
Position:
Date:

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO.,
LTD.
(Company chop)
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Signature by:
             ---------------------
Name:
Position:
Date:

The following companies have signed up to an Acknowledgement Letter of this form to participate in the Call Option Agreement, dated March 28, 2005, between Focus Media Technology (Shanghai) Co., Ltd., Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties: Fuzhou Fukesi Advertisement Co., Ltd., Hefei Fukesi Advertisement Co., Ltd., Shenyang Focus Media Advertisement Co., Ltd., Shenzhen Bianjie Building Advertisement Co., Ltd., Shanghai New Focus Media Advertisement Co., Ltd., Shanghai New Focus Media Advertising Agency Co., Ltd., Shanghai Target Media Co., Ltd., Dongguan Focus Media Advertisement Co., Ltd., Fuzhou Fukesi Advertising Co., Ltd., Hefei Fukesi Advertising Co., Ltd., Shanghai On-Target Advertisement Co., Ltd., Shanghai Jeifang Focus Media Advertisement Co., Ltd., Shanghai Perfect Media Advertising Agency Co., Ltd. and Shenzhen E-Time Commercial Consulting Co., Ltd.